EXHIBIT 99.1

GrowLife Strengthens Financial Management Core with New Addition To Its Board of Directors
Mark E. Scott, a highly qualified financial executive brings three decades of experience to advise the Company on growth investments and fiscal responsibility efforts

WOODLAND HILLS, Calif., May 27, 2014 -- GrowLife, Inc. (OTC: PHOT), the recognized leader in specialty hydroponics and a provider of essential goods for indoor growers, today announced that financial executive Mark E. Scott joined its Board of Directors effective May 21, 2014. Mr. Scott has served as Chief Financial Officer and held board and secretary positions for several publically traded companies. Mr. Scott will help advise the company on strategic growth investments, financial reporting and governance.

“GrowLife needs to ensure it has the strongest financial controls in place that not only meet regulatory standards, but responsibly exceed them during this volatile time in the market,” said Marco Hegyi, President of GrowLife. “Mark is a critical addition to the future of GrowLife, and with his guidance, we will strengthen and stabilize the Company's ability to work with the public market.”

Mr. Scott has deep knowledge in all of the major aspects of finance with significant experience leading financial operations for fast paced growth companies in technology, consumer goods, telecommunication and mining sectors. He has built and managed financial teams in companies focused on high growth opportunities, and closed significant mergers and acquisitions over the past decade.

Mr. Scott also has an exceptional background in working on U.S. Securities and Exchange Commission (SEC) reporting and compliance matters. As a Board Member for GrowLife, his experience is expected to help expedite the return to active trading on a preferred exchange, and guide the Company’s SEC reporting policies and procedures.

“The challenge of capitalizing on such market growth requires solid infrastructure and reporting systems to mitigate risks that are necessary to scale a company,” said Mr. Scott. “The leadership team at GrowLife understands these challenges and, with my help, is reinforcing Company-wide financial controls to lead industry growth.”

GrowLife continues to strengthen its SEC reporting policies and procedures, as well as improved internal controls following the trading suspension in April. Currently, the Company is voluntarily conducting an in-depth evaluation of the company’s financial operations with assistance from independent counsel. The internal evaluation, and all new financial practices, is part of a larger effort designed to have the Company return to active trading on a preferred exchange.

About GrowLife, Inc.
GrowLife, Inc. (PHOT) (www.growlifeinc.com) develops, markets and deploys products and services addressing the needs of legal cannabis growing and retail operations, including hydroponic growing equipment and retail support software. The Company provides these solutions in our nationwide retail network, as well as online sites Greners.com, Phototron.com and StealthGrow.com. The Company also operates the political and social forum, Cannabis.org.

Cautionary Language Concerning Forward-Looking Statements
This release contains "forward-looking statements" that include information relating to future events and future financial and operating performance.  The words "may," "would," "will," "expect," "estimate," "can," "believe," "potential" and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved.  Forward-looking statements are based on information available at the time they are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for GrowLife's products, the introduction of new products, the Company's ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company's liquidity and financial strength to support its growth, and other information that may be detailed from time-to-time in GrowLife's filings with the United States Securities and Exchange Commission. Examples of such forward-looking statements in this release include statements regarding future sales, costs and market acceptance of products as well as regulatory actions at the State or Federal level.  For a more detailed description of the risk factors and uncertainties affecting GrowLife, Inc. please refer to the Company's Securities and Exchange Commission filings, which are available at www.sec.gov.  GrowLife, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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